Note 6 - Other Income, Net	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Other Income and Other Expense Disclosure [Text Block]
6.	Other income, net

	2022	2021

Gain on disposal of business	$-	$(12,518)
Gain on sale of building asset	-	(7,291)
Other income	(146)	(3,590)
	$(146)	$(23,399)

During the third quarter of the prior year, the Company completed the divestiture of its Florida-based pest control business for cash consideration of $15,780. The pre-tax gain on disposal was $12,518. During the fourth quarter of the prior year, the Company also sold a building in South Florida for proceeds of $8,300. The pre-tax gain on the sale was $7,291. Both of the above items were in the FirstService Residential segment.